UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-24131

Destiny Alternative Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

First Trust Capital Management

DESTINY ALTERNATIVE FUND

Annual Report
March 31, 2026

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

Destiny Alternative Fund
This report and the Financial Statements contained herein are provided for the general information of the shareholders of the Destiny Alternative Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DESTINY ALTERNATIVE FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(unaudited)
Executive-Level Overview
We begin our Management Discussion of Fund Performance with an Executive-Level Overview to reaffirm our investment philosophy and provide context for how we navigated markets during the fiscal year ended March 31, 2026.
The U.S. economy remained resilient as the past fiscal year presented a constructive, though variable, backdrop for the risk assets we invest in. Economic growth slowed but stayed positive, despite a gradually cooling labor market, supported by steady consumer activity and inflationary pressure that continues to ease with occasional persistence. U.S. market conditions were shaped by the evolving trajectory of monetary policy as the Federal Reserve continued its rate-cutting cycle beyond the initial moves made in late 2024, supporting liquidity amid ongoing policy and macro uncertainty.
U.S. equity market performance broadened over the period, with market leadership extending beyond the largest U.S. technology companies to a wider set of sectors and market capitalizations. Interest rate volatility persisted, as easing at the short end of the yield curve contrasted with periodic upward pressure on longer-term yields driven by evolving growth and inflation expectations. Meanwhile, geopolitical developments and shifting trade dynamics continued to introduce intermittent volatility across markets.
Public equity markets saw intermittent repricing as analysts expectations for earnings growth, valuation multiples and the broader economic trajectory evolved. While these pricing adjustments caused near-term uncertainty, they also contributed to a more favorable environment for deploying capital during the fiscal year. Private markets also reflected these pricing dislocations, with a growing dispersion in asset pricing and more opportunities to be opportunistically selective across managers and strategies.
While we do not seek to predict market direction, we remain focused on navigating an increasingly complex macroeconomic and broader markets environment. Elevated volatility across both public and private markets continues to challenge traditional portfolio construction and reinforces the importance of discipline. Our approach remains centered on seeking to build uncorrelated portfolios that generate positive absolute returns over time across a range of market conditions, which we believe is especially relevant in today’s environment.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the Destiny Alternative Fund (the “Fund”) for the past fiscal year.
Destiny Alternative Fund
For the fiscal year ended March 31, 2026, the Fund, posted a net return of +19.06%, compared to the Bloomberg U.S. Aggregate Bond Index and the S&P 500 Index which returned +4.35% and +17.80%, respectively, over that same period. The Fund’s performance is not predicated on public markets, and it is expected that future returns will not directly reflect or track performance across broader public markets.

We are pleased with the Fund’s performance — outperforming both the equity and fixed income indices — as it demonstrates our underlying strategies’ resilience regardless of the market backdrop and lingering uncertainty, as well as the correlation and diversification benefits that we strive to achieve in the portfolio. We remain firm in our belief that outperformance over market cycles and longer time frames will be driven and determined by positive manager and investment selection within the Fund, and we continue to view the portfolio as well positioned to execute on that belief. The Fund also strategically added new positions to its venture capital mandate, such as Stripe, Anthropic, Databricks, xAI, Anduril, Crusoe, and Agility Robotics.
The opportunity set for alternatives was strong over the past year. Our hedge fund manager lineup continued to generate attractive risk-adjusted returns, and their role as diversifiers becomes even more valuable during periods of market dislocation. The real estate lineup performed well, and we continued to view select real estate equity strategies as potential diversifiers during the year as rate uncertainty begins to ease and transaction markets gradually began to recover. Performance within our primary fund private equity portfolio was more mixed, with a wide dispersion of returns across managers and vintages reflecting some allocations made in years with a weaker overall backdrop for the asset class.
In the venture capital space, our active management and investment in certain private companies were positive contributors to the Fund. Performance was driven by more concentrated exposure to a select group of companies demonstrating strong underlying fundamentals. The second half of the fiscal year saw an influx of landmark financings by a handful of late-stage companies. For example, SpaceX announced a merger with xAI at $1.25 trillion, the largest private valuation at the time, and Anthropic raised $30 billion at a $380 billion valuation. We believe that these transactions highlight the increasing depth of private markets and their role in funding frontier technology platforms.
As we look ahead, we remain confident in the Fund’s ability to add value within its mandate.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer mpeck@firsttrustcapital.com	Co-Chief Investment Officer bmurphy@firsttrustcapital.com

Destiny Alternative Fund
FUND PERFORMANCE
March 31, 2026 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg U.S. Aggregate Bond Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the US investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States — including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of at least one year. The index is unmanaged and it is not available for investment.
The S&P 500 Index is widely regarded as the best single gauge of the U.S. equities market. This world renowned Index includes 500 leading companies in leading industries of the U.S. economy. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.
Average Annual Total Returns as of March 31, 2026*	1 Year	5 Year	Since Inception (Annualized)
Destiny Alternative Fund	19.06%	6.02%	7.26%
Bloomberg U.S. Aggregate Bond Index	4.35%	0.31%	(0.22)%
The S&P 500 Index	17.80%	12.06%	14.49%

Destiny Alternative Fund
FUND PERFORMANCE — Continued
March 31, 2026 (Unaudited)

•
Pursuant to the plan of reorganization, the Fund commenced operations on January 1, 2026 retaining the historical perfomance of the Predecessor Fund (See Note 1), for the periods prior to January 1, 2026. The inception date for Index and Fund returns is October 1, 2020.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report.
Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Destiny Alternative Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Destiny Alternative Fund (the “Fund”), including the schedule of investments, as of March 31, 2026, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the periods ended March 31, 2024 and March 31, 2023, were audited by another independent registered public accounting firm whose report, dated May 30, 2024, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and in accordance with the relevant ethical requirements relating to our audits.
We conducted our audits in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and underlying managers or administrators of the underlying funds; when replies were not received from an underlying manager or administrator, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
June 8, 2026

Destiny Alternative Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2026

Investment Name	Percentage of Net Assets	Cost	Fair Value	Country of Incorporation	Redemption Frequency	Initial Acquisition Date	Redemption Notice Period
Investments with Underlying Funds*
Credit
DSC Meridian Credit Opportunities Fund LPa,b,c	8.14%	$5,109,039	$5,831,017	United States	Quarterly	3/1/2022	75 days
WhiteHawk IV Onshore Fund, L.P.a,b	0.59	413,005	425,119	United States	Not Permitted	7/12/2024	N/A
Total credit	8.73	5,522,044	6,256,136
Event Driven
Sachem Head L.P.a,b,c	9.65	5,717,830	6,912,524	United States	Quarterly	3/1/2022	70 days
Total event driven	9.65	5,717,830	6,912,524
Long/Short Equity
RA Capital Healthcare Fund, LPa,b	8.86	5,425,618	6,345,534	United States	Quarterly	10/1/2020	95 days
RA Capital Nexus Fund II, LPa,b,d	0.96	592,066	688,894	United States	Quarterly	10/23/2020	95 days
SEG Partners II, L.P.a,b	7.35	5,294,584	5,268,981	United States	Quarterly	10/1/2020	45 days
Total long/short equity	17.17	11,312,268	12,303,409
Multi Strategy
Linden Investors LPa,b	2.91	1,500,000	2,088,498	United States	Quarterly	6/3/2024	65 days
Point72 Capital, LPa,b,d	10.23	5,796,733	7,331,940	United States	Quarterly	4/1/2022	45 days
Walleye Opportunity Fund LPa,b,c	3.87	2,250,000	2,771,887	United States	Quarterly	5/3/2024	30 days
Total multi strategy	17.01	9,546,733	12,192,325
Private Equity/Venture Capital
137 Holdings AI II, LLCa,b	1.47	274,538	1,051,885	United States	Not Permitted	2/21/2024	N/A
137 Holdings MA LLC-Series 2024-1a,b	0.95	307,323	682,839	United States	Not Permitted	10/24/2024	N/A
137 Holdings SXVII, LLCa,b	3.84	852,020	2,748,251	United States	Not Permitted	6/1/2022	N/A
137 Ventures VI, LPa,b	2.76	996,436	1,981,015	United States	Not Permitted	11/28/2023	N/A
Acer Tree Credit Opportunities Partners, LPa,b	0.71	500,000	508,318	United States	Not Permitted	5/30/2025	N/A
Arbour Lane Credit Opportunity Fund IV (B), LPa,b	0.27	197,587	196,543	Cayman Islands	Not Permitted	2/27/2025	N/A
Arlington Capital Partners VI, L.P.a,b	1.73	981,322	1,237,442	United States	Not Permitted	12/21/2023	N/A
Blackstone Capital Partners Asia II L.P.a,b	2.30	1,352,205	1,650,284	Cayman Islands	Not Permitted	5/1/2021	N/A
Blackstone Growth L.P.a,b	3.34	2,317,490	2,393,558	United States	Not Permitted	12/4/2020	N/A
Blackstone Tactical Opportunities Fund (Songs Co-Invest) L.P.a,b	0.65	379,713	463,076	United States	Not Permitted	4/6/2022	N/A
GHO Capital IV USD LPa,b	0.08	86,257	59,512	United States	Not Permitted	8/20/2025	N/A
GPS II L.P.a,b	0.93	599,375	666,541	Guernsey	Not Permitted	3/9/2023	N/A
Hedosophia Partners III L.P.a,b	2.97	1,738,783	2,126,119	Guernsey	Not Permitted	10/30/2020	N/A
Hedosophia Partners V L.P.a,b	0.95	685,910	678,043	Guernsey	Not Permitted	12/31/2021	N/A
Hedosophia Partners V Parallel L.P.a,b	0.41	291,153	295,363	Guernsey	Not Permitted	12/31/2021	N/A
Hedosophia Partners VI L.P.a,b	1.49	818,150	1,070,182	Guernsey	Not Permitted	5/20/2024	N/A
Hedosophia SP A L.P.a,b	0.39	258,723	281,024	Guernsey	Not Permitted	10/23/2024	N/A
HOF Capital WH Strategic Opportunities Fund, LPa,b	2.47	292,950	1,767,481	United States	Not Permitted	6/21/2024	N/A
HS Investments VI A LPa,b	0.76	302,158	544,845	Guernsey	Not Permitted	7/2/2024	N/A
Point72 Hyperscale International, L.P.a,b	0.66	525,804	472,335	Cayman Islands	Not Permitted	4/8/2021	N/A
Point72 Hyperscale, L.P.a,b	0.72	567,953	513,770	United States	Not Permitted	4/8/2021	N/A
Quiet Venture III, L.P.a,b	2.33	889,325	1,668,437	United States	Not Permitted	9/8/2023	N/A
Schonfeld Strategic Partners Fund LLCa,b	0.75	500,000	539,159	United States	Not Permitted	5/28/2025	N/A
Seer Capital Regulatory Capital Relief Fund LPa,b,e	0.72	401,123	514,263	Cayman Islands	Not Permitted	6/3/2024	N/A
Total private equity/venture capital	33.65	16,116,298	24,110,285
Total investments with Underlying Funds	86.21%	$48,215,173	$61,774,679
See accompanying Notes to Financial Statements.

Destiny Alternative Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

	Number of Shares	Percentage of Net Assets	Cost	Fair Value
Investments in registered investment companies
Mutual Funds
United States
Janus Henderson Developed World Bond Fund	349,475	0.49%	$374,709	$349,475
RiverNorth/DoubleLine Strategic Income Fund	323,528	0.45	385,102	323,528
Voya Securitized Credit Fund	365,703	0.51	365,277	365,703
Total Mutual Funds		1.45	1,125,088	1,038,706
Total investments in registered investment companies, at fair value		1.45	1,125,088	1,038,706
Total investments with Underlying Funds and investments in registered investment companies		87.66		62,813,385
Other assets in excess of liabilities		12.34		8,839,932
Total Net Assets		100.00%		$71,653,317

* Investments with Underlying Funds do not issue shares of units.
a Non-income producing.
b Investments with Underlying Funds are issued in private placement transactions and as such are restricted to resale.
c Investments with Underlying Funds can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Investments with Underlying Funds.
d Investments with Underlying Funds can institute a gate provision on redemptions at the fund level of 20 – 25% of the fair value of the investment in the Investments with Underlying Funds.
e Investments with Underlying Funds can institute a gate provision on redemptions at the investor level of 12.5% of the fair value of the investment in the Investments with Underlying Funds.
See accompanying Notes to Financial Statements.

Destiny Alternative Fund
SUMMARY OF INVESTMENTS
As of March 31, 2026 (Unaudited)

	Percentage of Net Assets	Fair Value
Investments with Underlying Funds
Credit	8.73%	$6,256,136
Event Driven	9.65	6,912,524
Long/Short Equity	17.17	12,303,409
Multi Strategy	17.01	12,192,325
Private Equity/Venture Capital	33.65	24,110,285
Total investments with Underlying Funds	86.21%	$61,774,679
Investments in registered investment companies
Mutual Funds	1.45%	$1,038,706
Total investments in registered investment companies	1.45%	$1,038,706
See accompanying Notes to Financial Statements.

Destiny Alternative Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2026

Assets:
Investments with Underlying Funds, at fair value (cost $48,215,173)	$61,774,679
Investments in registered investment companies, at fair value (cost $1,125,088)	1,038,706
Cash	7,095,877
Receivables for:
Investments redeemed	2,125,588
Dividends and interest	4,769
Total Assets	72,039,619
Liabilities:
Payables:
Investment Management fee (Note 3)	122,784
Professional fees	75,587
Shareholder servicing fee (Note 3)	72,495
Fund servicing fees	2,999
Directors fee	3,750
Accrued other liabilities	108,687
Total liabilities	386,302
Commitments and contingencies (Note 6)
Net Assets	$71,653,317
Net assets consist of:
Paid-in capital	$56,535,250
Total accumulated earnings	15,118,067
Net Assets	$71,653,317
Maximum Offering Price per Share:
Shares of beneficial interest issued and outstanding	6,950,183
Net asset value, offering and redemption price per Share	$10.31
See accompanying Notes to Financial Statements.

Destiny Alternative Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

Investment Income:
Dividends	$67,470
Interest	164,969
Total investment income	232,439
Expenses:
Professional fees	412,103
Investment Management fee (Note 3)	311,000
Shareholder servicing fee (Note 3)	71,868
Managers’ fees and expenses	69,688
Chief Compliance Officer fees	33,908
Fund servicing fees	19,421
Commitment fees	18,193
Interest expense	2,674
Miscellaneous	85,277
Total expenses	1,024,132
Net investment income (loss)	(791,693)
Current tax benefit (expense)	(67,232)
Net Investment Loss, net of taxes	(858,925)
Realized Gain (Loss) on:
Investments with Underlying Funds	320,957
Net realized gain	320,957
Net Change in Unrealized Appreciation (Depreciation) on:
Investments with Underlying Funds	8,269,778
Investments in registered investment companies	(10,384)
Net change in unrealized appreciation (depreciation)	8,259,394
Net realized and change in unrealized gain (loss) on investments	8,580,351
Net increase (decrease) in net assets resulting from operations	$7,721,426
See accompanying Notes to Financial Statements.

Destiny Alternative Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Increase (Decrease) in Net Assets From:
Operations:
Net Investment Loss, net of taxes	$(858,925)	$(347,975)
Net realized gain (loss) on investments with Underlying Funds	320,957	1,295,891
Net change in unrealized appreciation (depreciation) on investments with Underlying Funds	8,269,778	1,982,739
Net change in unrealized appreciation (depreciation) on investments in registered investment companies	(10,384)	124,309
Net change in net assets resulting from operations	7,721,426	3,054,964
Capital Transactions:
Shares issued in the reorganization (Note 1)	69,501,826	—
Capital contributions1	1,403,500	1,695,000
Capital withdrawals1	(2,890,664)	(2,484,962)
Capital exchanged for shares	(39,966,958)
Net change in net assets resulting from capital transactions	28,047,704	(789,962)
Total increase (decrease) in net assets	35,769,130	2,265,002
Net Assets:
Beginning of year	35,884,187	33,619,185
End of year	$71,653,317	$35,884,187
Capital Share/Unit Transactions:
Shares issued in the reorganization (Note 1)	6,950,183
Units outstanding prior to the reorganization (Note 1)	284,475
Units issued1	10,517	14,540
Units redeemed1	(20,734)	(21,144)
Units exchanged for shares	(274,258)
Net increase (decrease) in capital share/unit transactions	6,950,183	(6,604)

1 Represents the Predecessor Fund’s activity prior to January 1, 2026. (See Note 1)
See accompanying Notes to Financial Statements.

Destiny Alternative Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

Cash flows provided by (used in) operating activities:
Net increase in net assets resulting from operations	$7,721,426
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of Underlying Funds portfolio investments	(2,944,871)
Sales of Underlying Funds portfolio investments	3,163,427
Change in short-term investments, net	6,322,455
Net realized gain on investments with Underlying Funds	(320,957)
Net change in unrealized (appreciation) depreciation on investments with Underlying Funds	(8,269,778)
Net change in unrealized (appreciation) depreciation on investments in registered investment companies	10,384
(Increase) Decrease in Operating Assets:
Investments redeemed	(986,135)
Dividends and interest	22,813
Prepaid expenses and other assets	16,494
Increase (Decrease) in Operating Liabilities:
Investment Management fee (Note 3)	(367,554)
Professional fees	(12,341)
Shareholder servicing fee (Note 3)	63,316
Fund servicing fees	(3,960)
Directors fee	3,750
Unused line of credit fees	(875)
Chief Compliance Officer fees	(2,274)
Accrued other liabilities	62,727
Net cash provided by (used in) operating activities	4,478,047
Cash flows provided by (used in) financing activities:
Shares issued in the reorganization (Note 1)	4,137,118
Capital contributions	1,403,500
Capital withdrawals	(2,922,788)
Net cash provided by (used in) financing activities	2,617,830
Net increase in cash	7,095,877
Total cash at the beginning of year	—
Total cash at the end of year	$7,095,877
Supplemental disclosure of cash flow information:
Interest paid	$2,674
Supplemental disclosures of non-cash activities:
Investments and receivables contributed in-kind in the reorganization (Note 1)	$25,397,750
Shares issued in the reorganization (Note 1)	$25,397,750
Capital exchanged for shares	$39,966,958
See accompanying Notes to Financial Statements.

Destiny Alternative Fund
FINANCIAL HIGHLIGHTS

Per share/unit operating performance.
For a capital share/unit outstanding throughout each period.
	For the Year Ended March 31, 2026*	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period from July 1, 2022** through March 31, 2023
Net asset value, beginning of period	$8.66	$7.93	$7.11	$6.86
Income (Loss) from Investment Operations:
Net investment loss1	(0.18)	(0.08)	(0.15)	(0.12)
Net realized and unrealized gain (loss)	1.83	0.81	0.97	0.36
Total change from investment operations	1.65	0.73	0.82	0.24
Net asset value, end of period	$10.31	$8.66	$7.93	$7.11
Total return2	19.06%	9.21%	11.54%	3.55%3
Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$71,653	$35,884	$33,619	$29,002
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered4	2.33%	2.07%	1.64%	4.34%5
After fees waived and expenses absorbed/recovered4	2.33%	2.30%	2.61%	2.50%5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered4	(1.84)%	(0.76)%	(0.99)%	(4.17)%5
After fees waived and expenses absorbed/recovered4	(1.84)%	(0.99)%	(1.96)%	(2.33)%5
Portfolio turnover rate	8%6	14%	11%	4%3

* The Fund commenced investment operations on January 1, 2026. Information relating to periods prior to March 31, 2026 relates to the Predecessor Fund. The per share amounts of the Predecessor Fund have been retroactively adjusted to reflect the reorganization and new net asset value of the Fund. The adjusted per share values are approximately 7% of the unit value of the Predecessor Fund. (See Note 1)
** On July 1, 2022, Destiny Alternative Fund LLC registered with the Securities and Exchange Commission under the Investment Company 1940. Prior to July 1, 2022, the Fund was known as Destiny Alternative Fund I LLC and was not regulated as an investment company under the Investment Company Act.
1 Based on average shares/units outstanding for the period.
2 Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Investment Adviser.
3 Not annualized.
4 If commitment fees, unused line of credit fees and tax expense had been excluded, the expense ratios would have been lowered by 0.19%, 0.31%, 0.11% and 0.00% for the years ended March 31, 2026, March 31, 2025 and March 31, 2024 and the period July 1, 2022 though March 31, 2023, respectively.
5 Annualized.
6 Excludes investments contributed in-kind in the reorganization. (See Note 1)
See accompanying Notes to Financial Statements.

Destiny Alternative Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

Note 1 — Organization
Destiny Alternative Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was organized on September 3, 2025, under an Agreement and Declaration of Trust (the “Declaration of Trust”) dated August 28, 2025. The Fund commenced investment operations on December 31, 2025, as a private fund and was registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act on January 1, 2026. First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended.
On December 31, 2025 and January 1, 2026, pursuant to an agreement and plan of reorganization between the Fund and Destiny Alternative Fund II (the “Private Fund”) (the “Plan”) certain assets (as defined in the Plan) and stated liabilities of the Private Fund were transferred to the Fund in a tax free exchange for shares of beneficial interest in the Fund (“Shares”) (the “Reorganization”). For financial reporting purposes, net assets received by the Fund were recorded at fair value, with a cost basis equal to fair value as of the transfer date, and the investments received by the Fund were evaluated using fair value procedures adopted by the Board of Trustees (the “Board” and members thereof, “Trustees”). For tax purposes, the historical cost basis of the investments was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to Shareholders for tax purposes. Accepted subscribers (“Members”) of Private Fund received Fund Shares, in each case in an amount equal to the aggregate net asset value (“NAV”) of their investment in Private Fund, at the time of the exchange. The NAV of the Fund on the close of business on December 31, 2025, after the Reorganization was $10.00, and a total of 2,923,319 Shares, representing net assets of $29,233,191 were issued to Members of the Private Fund  in the exchange.
On January 1, 2026, the assets and liabilities of the Destiny Alternative Fund LLC (the “Predecessor Fund”) along with Destiny Alternative Fund (TEI) LLC (the “Feeder”), were transferred to the Fund in exchange for Shares of the Fund. For financial reporting and tax purposes, assets received and shares issued by the Fund were recorded at fair value. The cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to Shareholders. The NAV of the Fund on the close of business on January 1, 2026, after the Reorganization was $10.00, and a total of 4,026,864 Shares, representing net assets of $40,268,635 were issued to Members of the Predecessor Fund in the exchange. Of the total net assets contributed, $301,677 was transferred from the Feeder.
Predecessor Fund  is the accounting survivor and Predecessor Fund’s historical performance is shown for periods through December 31, 2025, and is included in the Fund's performance for the year ended March 31, 2026.
The investment objective of the Fund is to seek long-term capital appreciation. The Fund is a “fund of funds” that intends to invest primarily in hedge funds, private equity funds, growth equity funds and venture capital funds. The Fund may also invest to a lesser extent in credit funds, real estate funds, co-investment vehicles, managed accounts, open-end and closed-end registered investment companies (including exchange-traded funds (“ETFs”)) and other types of investment vehicles (together with hedge funds, private equity funds, growth equity funds and venture capital funds, the “Underlying Funds”). The Underlying Funds employ a broad range of investment strategies and invest or trade in a wide range of securities. The Fund, and the Underlying Funds in which it invests, may invest directly in U.S. and foreign securities, including emerging markets.
Shares will generally be offered for purchase as of the first business day of each calendar quarter (or at such other times and/or more or less frequently as may be determined by the Board at an offering price equal to the NAV as of the most recently completed calendar quarter end. The minimum initial

Destiny Alternative Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

investment in the Fund by any investor is $100,000, and the minimum additional investment in the Fund by any Shareholder is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums as long as the minimum initial investment is at least $25,000.
Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its Financial Statements. The preparation of Financial Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Financial Statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
The Fund values its investments in private Underlying Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act). Fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Underlying Fund in accordance with the private Underlying Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the private Underlying Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such private Underlying Fund based on the most recent final or estimated value reported by the private Underlying Fund, as well as any other relevant information available at the time the Valuation Designee values the portfolio. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private Underlying Fund.

Destiny Alternative Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments with Underlying Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular Underlying Fund under consideration.
To the extent the Fund invests in securities or other instruments that are not investments with Underlying Funds, the Fund, as applicable, will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. Except as specified above, the value of a security, derivative or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or combinations of these. If the Valuation Designee believes that the value received from the pricing service does not reflect fair value then the Valuation Designee will fair value the security using another methodology.
Debt securities generally will be valued by the Valuation Designee using a third-party pricing system, agent or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, which the Valuation Designee has determined to approximate fair value.
The Fund will generally value shares of ETFs at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee (in reliance on the Underlying Funds and/or their administrators) regarding appropriate valuations should prove incorrect.

Destiny Alternative Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Federal Income Taxes
Through December 31, 2025, the Predecessor Fund operated and was treated as a partnership for U.S. federal income tax purposes. The Predecessor Fund was not subject to U.S. federal income tax, and each member, in computing its own U.S. federal income tax liability, was required to take into account its allocable share of the Predecessor Fund’s income, gain, loss, deduction and credit, regardless of whether it had received any distributions from the Predecessor Fund.
Effective January 1, 2026, the Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for Financial Statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
ASC 740 — Income Taxes (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the Financial Statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, based on the statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund’s operations on January 1, 2026 through March 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(d) Distributions to Shareholders
The Fund intends to pay distributions at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The amount and timing of distributions are determined in accordance with federal income tax regulations,

Destiny Alternative Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for Financial Statement and tax purposes.
(e) Segments
An operating segment is defined in ASC 280, Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s Financial Statements. The total return and performance of the Fund is reflected within the accompanying Financial Highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.
Note 3 — Investment Advisory and Other Agreements and Activity with Affiliates
The Fund pays to the Investment Adviser a management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Adviser to the Fund. Pursuant to an investment management agreement with the Fund, the Investment Adviser is entitled to the Investment Management Fee calculated at an annual rate, payable quarterly in arrears on the 60th day of the succeeding quarter, based upon the Fund’s net assets as of the last business day of each calendar quarter.
The Fund pays the Investment Adviser as described below:
Net Asset Value of the Fund (as of the last Business Day* of each calendar quarter)	Investment Management Fee Rate (per annum)
$30,000,000 or less	0.75%
Between $30,000,001 and $40,000,000	0.70%
Between $40,000,001 and $50,000,000	0.65%
Greater than $50,000,000	0.60%

* A “Business Day” is a day (other than a Saturday or Sunday) on which banks and relevant financial markets are open for business in Chicago, Illinois (provided that, where applicable, such day is also a business day for the relevant Underlying Fund).
The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that Total Annual Expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2),

Destiny Alternative Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

expenses incurred in connection with any merger or reorganization and extraordinary expenses, such as litigation expenses) do not exceed 2.50% of the average daily net assets of the Fund on an annualized basis (the “Expense Limit”) through January 1, 2027. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advanced written notice. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and (ii) the Expense Limit in effect at the time of the recoupment. As of March 31, 2026, there were no potentially recoverable expenses.
The Fund is relying on exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a shareholder service plan (the “Shareholder Service Plan”) with respect to its Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Shareholder Service Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the net assets of the Fund attributable to Shares (the “Shareholder Servicing Fee”) to qualified recipients under the Shareholder Service Plan. The Shareholder Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses.
UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
A Trustee is an affiliate, and an officer of the Fund is an employee, of UMBFS. The Fund does not compensate Trustees and officers affiliated with UMBFS or Investment Adviser. For the period January 1, 2026 (commencement of operations) through March 31, 2026, the Fund’s fees incurred for Trustees are reported on the Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the period January 1, 2026 (commencement of operations) through March 31, 2026, are reported on the Statement of Operations.
Note 4 — Federal Income Taxes
The Fund intends to elect to be treated and intends to qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes substantially all of its income and gains each year.
At March 31, 2026, the estimated cost of investments with Underlying Funds on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:
Cost of investments	$45,370,300
Gross unrealized appreciation	$16,924,732
Gross unrealized depreciation	(520,353)
Net unrealized appreciation (depreciation) on investments	$16,404,379
The Fund has a fiscal year end for federal income tax purposes of September 30 which is different than the March 31 fiscal year end used for financial reporting purposes.
Given that the Fund has not reached its first tax year-end, other tax disclosures are not included in this report.
Note 5 — Investment Transactions
For the year ended March 31, 2026, purchases and sales of investments, excluding short-term investments, were $2,944,871 and $3,163,427, respectively.

Destiny Alternative Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.
Note 7 — Commitments
Underlying Funds may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. As of March 31, 2026, unfunded commitments totaled $5,950,293. The unfunded investment commitments outstanding as of March 31, 2026, are as follows
Investments with Underlying Funds	Unfunded Commitment
Arbour Lane Credit Opportunity Fund IV (B), L.P.	$202,413
Arlington Capital Partners VI, L.P.	273,027
Blackstone Capital Partners Asia II LP	788,087
Blackstone Growth LP	166,615
Blackstone Tactical Opportunities Fund (Songs Co-Invest) L.P.	56,562
FPA Whitehawk IV Onshore Fund, LP	75,000
GHO Capital IV USD LP	563,744
Hedosophia Partners III L.P.	13,684
Hedosophia Partners V L.P.	8,538
Hedosophia Partners VI L.P.	456,850
HS Investments VI A L.P.	1,200,000
Point72 Hyperscale International, L.P.	238,695
Point72 Hyperscale, L.P.	259,315
Quiet Venture III, L.P.	197,763
RA Capital Nexus Fund II, LP	150,000
TPG Tech Adjacencies III LP	650,000
Ufenau VIII Asset Light, SLP	650,000
$5,950,293
Note 8 — Repurchase of Shares
At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers. The Investment Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders biannually (but not more than four times a year) with repurchase offer valuation dates occurring on the last business day of June and December; however, there can be no assurance that any such repurchase offers will be conducted on a biannual basis or at all.
Subject to the Board’s discretion, each repurchase offer will ordinarily be for an amount that is not more than 5% of the Fund’s NAV. Any such repurchases may be subject to significant restrictions and delays, including the restriction that no more than Shares representing 10% of the total interests in Fund’s net assets or profits may be repurchased in any one taxable year.

Destiny Alternative Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase, at any time prior to the day immediately preceding the one-year anniversary of the shareholders purchase of the Shares.
Repurchase offers conducted during the year ended March 31, 2026, are as follows:
	Tender offer*	Tender offer*	Tender offer**
Commencement Date	May 30, 2025	December 1,2025	March 31, 2026
Repurchase Pricing Date	June 30, 2025	December 31, 2025	April 28, 2026
Offer Deadline Date	June 30, 2025	December 31, 2025	June 30, 2026
Net Asset Value as of Pricing Date	$132.64	$145.73	N/A
Amount Repurchased	$1,275,9861	$1,614,6781	N/A
Percentage of Outstanding Units Repurchased	1.69%	3.81%	N/A

* Represents repurchases of Units in Predecessor Fund.
** Results of the repurchase offer was not available at the time of this report.
1 Amount repurchased includes Member withdrawal of $521,565 and 35,486 by the Feeder of the Preedecessor Fund, June 30, 2025 and December 31, 2025, respectively.
Note 9 — Fair Value Measurement
ASC 820 — Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Destiny Alternative Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as a practical expedient are not included in the fair value hierarchy. As such, investments with Underlying Funds with a fair value of $61,774,679 are excluded from the fair value hierarchy as of March 31, 2026.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2026:
	Level 1	Level 2	Level 3	Total
Assets
Investments in registered investment companies
Mutual funds	$1,038,706	$—	$—	$1,038,706
Investments with Underlying Funds at NAV				61,774,679
Total Investments				$62,813,385
Note 10 — Risk Factors
An investment in the Fund involves various risks. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity and fixed income securities.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, threatened or actual imposition of tariffs, recessions or other events may have a significant impact on a security or instrument. Tensions, war or open conflict between nations, such as recently between Russia and Ukraine, in the Middle East or in eastern Asia, could affect the economies of many nations, including the United States. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the markets in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions on investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The United States has enacted or proposed to enact significant tariffs, (which the U.S. Supreme Court recently ruled were unconstitutional) and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty remains about the United States’s future relationships with other countries with respect to such trade policies, treaties, military conflicts, sanctions and potential tariffs. These developments, or the perception thereof, may have a material adverse effect on global trade, trade between the impacted nations and the United States, the stability of global financial markets and overall global economic conditions. These events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Destiny Alternative Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2026

Note 11 — Events Subsequent to the Fiscal Period End
In preparing these Financial Statements, management has evaluated subsequent events through the date of issuance of the Financial Statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the Financial Statements.

Destiny Alternative Fund
FUND MANAGEMENT
March 31, 2026 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, are set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since May 2019; Trustee Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	33	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	33	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ Chief Investment Officer, Ascendant Capital Partners, LP (private equity firm) (2003 – 2018).	33	Trustee, Quaker Investment Trust (1 portfolio) (registered investment company).

Destiny Alternative Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Terrance P. Gallagher**** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Retired (Since October 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – October 2025); President, Investment Managers Series Trust II (registered investment company) (2013 – April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	33	Trustee, Investment Managers Series Trust II (262 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

Destiny Alternative Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Registered Funds Product Manager (August 2025 – Present), Senior Vice President, Client Services (2017 – 2025), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A

* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2026, the fund complex consists of the AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund, Felicitas Income Fund, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A1, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, FT Vest Total Return Income Fund: Series B4, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.
*** As of March 31, 2026.
**** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s administrator, UMBFS.

Destiny Alternative Fund
FUND INFORMATION
March 31, 2026 (Unaudited)

Approval of Investment Management Agreement
At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Destiny Alternative Fund (the “Fund”) held on September 9-10, 2025, by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” (the “Independent Trustees”) within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), approved the investment management agreement between First Trust Capital Management, L.P. (the “Investment Adviser”) and the Fund (the “Investment Management Agreement”).
In advance of the Meeting, the Independent Trustees requested and received materials from the Investment
Adviser to assist them in considering the approval of the Investment Management Agreement. The Board engaged in a detailed discussion of the materials with management of the Investment Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees at the Meeting for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.
The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement, nor are the items described herein all-encompassing of the matters considered by the Board. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature, extent and quality of the investment advisory services proposed to be provided by the Investment Adviser to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Investment Adviser to the Fund, including, among other things providing office facilities, equipment and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel who would provide the investment advisory services and/or administrative services to the Fund. The Board determined that such portfolio managers and key personnel were well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board took into account the Investment Adviser’s compliance policies and procedures, including those used by the Investment Adviser to determine the value of the Fund’s investments. Based on its review, the Board concluded that the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement were satisfactory.
PERFORMANCE
The Board considered the investment experience of the Investment Adviser. The Board noted that the Investment Adviser acted as investment adviser to investment products with similar investment objectives and strategies as the Fund and reviewed relevant performance history. However, because the Fund had not yet commenced operations, the Board was not able to consider Fund performance.
FEES AND EXPENSES
The Board reviewed and considered the proposed advisory fee rate and estimated total expense ratio of the Fund. The Board compared the advisory fee and pro-forma expense ratio of the Fund with comparative data, including a report on the advisory fees and expenses of other funds managed by the Investment Adviser. The Board also compared the advisory fees and estimated total expense ratio for the Fund with various comparative data, including a FUSE report on the advisory fees and expenses of other comparable funds. The Board noted that the advisory fee rate was lower than the advisory fee

Destiny Alternative Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

rate charged to other funds managed by the Investment Adviser and below the FUSE peer group median and averages. In addition, the Board noted that the Investment Adviser has contractually agreed to limit total annual operating expenses for at least one year. The Board concluded that the advisory fees to be paid by the Fund and the Fund’s estimated total expense ratio were reasonable and satisfactory in light of the services provided.
BREAKPOINTS AND ECONOMIES OF SCALE
The Board reviewed the structure of the advisory fees under the Investment Management Agreement, noting that the Investment Management Agreement included fee breakpoints to reflect possible economies of scale when the Fund reached certain asset levels. The Board considered that, as the Fund’s assets increase over time, the Investment Adviser anticipated that economies of scale would develop. The Board considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided.
PROFITABILITY OF INVESTMENT ADVISER
The Board considered and reviewed pro-forma information concerning the estimated costs to be incurred and profits expected to be realized by the Investment Adviser from its relationship with the Fund. Although the Board considered and reviewed pro-forma information concerning the Investment Adviser’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Investment Adviser from its management of the Fund including, without limitation, reputational benefits and the ability to market other investment products offered by the Investment Adviser. The Board noted that the Investment Adviser did not have affiliations with the Fund’s Transfer Agent, Administrator or custodian, and therefore, would not derive any benefits from the relationships those parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement for an initial two-year term.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877)-779-1999.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Destiny Alternative Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Destiny Alternative Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b)           Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, the registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)            The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            Not applicable.

(c)            There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)            The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)            The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)            The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)            As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)            The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $45,000 for 2025 and $47,500 for 2026.

Audit-Related Fees

(b)            The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026.

Tax Fees

(c)            The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $0 for 2025 and $30,000 for 2026.

All Other Fees

(d)            The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2025 and $0 for 2026.

(e)            (1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)            The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2025 through March 31, 2026 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)            The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant was $0 for 2025 and $0 for 2026.

(h)            The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)            Not applicable.

(j)            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)        Not applicable.

(b)        Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included as part of the report to shareholders filed under Item 1(a) of this form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies, and manager or general partner to a number of non-registered private investment companies (referred to collectively as the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as a sub-advisor for at least one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements, as agreed upon in the sub-advisory agreement.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer (“CCO”) any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The registered investment companies are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total net assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

●	In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights. As part of our compliance procedures, FTCM’s Compliance Department reviews ISS on a periodic basis. The procedures performed include obtaining and reviewing certain compliance and operational related documents and reviewing a sample of proxies voted during the year to ensure compliance with our proxy voting policies and procedures.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND OF FUNDS-SPECIFIC POLICIES AND PROCEDURES

Several of the Funds are “Fund of Funds” that invest primarily in general or limited partnerships or other private investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund of Funds will receive notices or proxies from Investment Funds, to the extent that the Fund of Funds do receive such notices or proxies and the Fund of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

REGISTERED INVESTMENT COMPANIES-SPECIFIC POLICIES AND PROCEDURES

Each Fund that is registered under the Act is required to file Form N- PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Adviser”), who are primarily responsible for the day-to-day management of Destiny Alternative Fund’s portfolio as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012

- Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012

– March 2024)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014

- Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)

Portfolio Management
Robert O’Hara	Principal, Portfolio Manager	Since January 2022	Principal, Portfolio Manager, First Trust Capital Management L.P. (January 2022 – Present); Investment Analyst and Trader, LBMC Investment Advisors (December 2018 – December 2021)	Portfolio Management

(2) The following table provides information about portfolios and accounts, other than Destiny Alternative Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	2 accounts / $151.80M	11 accounts / $413.76	0 accounts	7 accounts / $5,283.49M	4 accounts / $85.84M	0 accounts
Brian Murphy	2 accounts / $151.80M	11 accounts / $413.76	0 accounts	7 accounts / $5,283.49M	11 accounts / $143.25M	0 accounts
Robert O’Hara	1 Account $80.50	3 Accounts $56.30	0 Accounts	2 Accounts $3,880.01M	1 Account $25.83M	0 accounts

Conflicts of Interest

The Investment Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3) The below information is provided as of March 31, 2026.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all employees of the Investment Adviser and to participate in the Investment Adviser's 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates. Mr. O'Hara receives a fixed salary and a discretionary bonus, based on individual and firm level performance. In addition, he owns interests in First Trust Capital Management L.P. and receives compensation based on the overall profitability of the firm. He also participates in a 401(k) program and received medical/dental insurance benefits on the same basis as other employees of First Trust Capital Management L.P.

(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	None
Brian Murphy	None
Robert O’Hara	None

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the Shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) There was no change to the registrant’s independent public accountant.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Destiny Alternative Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2026

* Print the name and title of each signing officer under his or her signature.